Larry  O'Donnell,  CPA,  P.C.

Telephone  (303)  745-4545                     2280  South  Xanadu  Way
                                                             Suite  370
                                               Aurora,  Colorado  80014


     CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANT

I hereby consent to the inclusion of my opinion dated March 15, 1999 on the financial statements of Champion Ventures, Inc. as of and for the years ended December 31, 1998 and 1997 with the Form SB-2 of Internet Golf Association.


/s/   Larry  O'Donnell,  CPA,  PC

By:  Larry  O'Donnell,  CPA,  PC

February  28,  2000